Exhibit 24.1

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints any one of MARTIN M. KOFFEL and KENT P. AINSWORTH, each with full power to act without the other, as his true and lawful attorney-in-fact and agent, full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on SEC Form 10-K for fiscal year 1998 of URS Corporation, and any or all amendments thereto, and to file the same with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all extents and purposes as he might or could do in person, thereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         This Power of Attorney may be executed in separate counterparts.

Dated:    December 17, 1998

/s/RICHARD C. BLUM                               /s/ROBERT D. GLYNN, JR.
--------------------------------                 -------------------------------
Richard C. Blum                                  Robert D. Glynn, Jr.
Director                                         Director

/s/ROBERT L. COSTELLO                            /s/MARTIN M. KOFFEL
--------------------------------                 -------------------------------
Robert L. Costello                               Martin M. Koffel
Director                                         Director

/s/ARMEN DER MARDEROSIAN                         /s/RICHARD B. MADDEN
--------------------------------                 -------------------------------
Armen Der Marderosian                            Richard B. Madden
Director                                         Director

/s/S. ROBERT FOLEY, JR.                          /s/WILLIAM D. WALSH
--------------------------------                 -------------------------------
S. Robert Foley, Jr.                             William D. Walsh
Director                                         Director

/s/JEAN-YVES PEREZ
--------------------------------
Jean-Yves Perez
Director

/s/RICHARD Q. PRAEGER
--------------------------------
Richard Q. Praeger
Director

/s/IRWIN L. ROSENSTEIN
--------------------------------
Irwin L. Rosenstein
Director